                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K



                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported) May 1, 1996


                                  BEST BUY CO., INC.
                (Exact name of registrant as specified in its charter)



                                      MINNESOTA
                    (State or other jurisdiction of incorporation)



                  1-9595                                   41-0907483
         (Commission File Number)           (IRS Employer Identification Number)



           7075 Flying Cloud Drive                              55344
           Eden Prairie, Minnesota                            (Zip Code)
    (Address of principal executive offices)


          Registrant's telephone number, including area code:  612/947-2000


                                    Not applicable
            (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Best Buy Co., Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by or on behalf of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following is filed as an Exhibit to this Report.

    Exhibit No.                   Description of Exhibit
    -----------                   ----------------------

    99 Cautionary statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.


                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BEST BUY CO., INC.
                                  (Registrant)


Date: May 1, 1996       By: /s/ Allen U. Lenzmeier
                            -------------------------------------
                        Name:     Allen U. Lenzmeier
                        Title:    Executive Vice President & Chief Financial
                                  Officer

                                    EXHIBIT INDEX

Exhibit
Number             Description of Exhibit
- ------             ----------------------
99                 Cautionary statement for purposes of the "Safe Harbor"
                   provisions of the Private Securities Litigation Reform Act of 1995.